THIRD AMENDMENT AND WAIVER

THIS THIRD AMENDMENT AND WAIVER dated as of April 14, 2009 (this “Amendment”) amends the Credit Agreement dated as of May 18, 2007 (as amended, the “Credit Agreement”) among PATRICK INDUSTRIES, INC., an Indiana corporation (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested certain amendments to, and waivers under, the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   AMENDMENTS. Subject to the conditions precedent set forth in Section 4, the Credit Agreement is amended as follows:

1.1	Amendments to Definitions in Section 1.1.

1.1.1    The definitions of Consolidated EBITDA and Restructuring Charges are amended in their entirety to read as follows respectively:

“Consolidated EBITDA” means, for any period, the sum (without duplication) of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation, amortization and Restructuring Charges plus (c) losses in connection with discontinued operations during such period to the extent approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld) minus (d) gains in connection with discontinued operations during such period.

“Restructuring Charges” means non-recurring restructuring charges taken after December 31, 2008 that are approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld).

1.2       Amendment to Section 2.11. Section 2.11(c) is amended in its entirety to read as follows:

(c)       Not later than five Business Days following the receipt of any Net Cash Proceeds of any Asset Disposition by the Borrower or any Subsidiary, the Borrower shall prepay the Term Loans (and, after the Term Loans have been paid in full, prepay Revolving Loans) in an amount (rounded down, if necessary, to an integral multiple of $100,000) equal to the excess of (x) all Net Cash Proceeds of Asset Dispositions (excluding, so long as no Default exists at the time of such sale, any Net Cash Proceeds attributable to inventory and receivables) received on or after the date of this Agreement over (y) the amount of Net Cash Proceeds of Asset Dispositions previously applied to prepay Loans pursuant to this clause (c).

1.3       Amendment to Section 5.1(g) and (h). Each of Sections 5.1(g) and (h) is amended by deleting each references to “month” therein and replacing it with “fiscal month.”

1.4       Amendment to Section 5.10. Section 5.10 is amended by adding the following clause (d) at the end thereof:

(d)       Not later that 60 days after the effectiveness of the Third Amendment to this Agreement, deliver to the Administrative Agent an appraisal, in form satisfactory to the Administrative Agent, of each parcel of real estate owned by the Company or any Subsidiary, in each case prepared by an appraiser reasonable satisfactory to the Administrative Agent.

1.5       Amendment to Section 6.8(a). Section 6.8(a) is amended by deleting each references to “month” therein and replacing it with “fiscal month.”

1.6       Amendment to Schedules. Schedule 1.1(b), Schedule 2.1 and Schedule 6.8 to the Credit Agreement are deleted and replaced with Schedule 1.1(b), Schedule 2.1 and Schedule 6.8 hereto, respectively.

SECTION 2.   WAIVER. Subject to the conditions precedent set forth in Section 4, the Required Lenders waive any Event of Default resulting from (i) the Borrower’s actual or potential non-compliance with Section 6.8 of the Credit Agreement for the fiscal months of the Borrower ended March 1, 2009 and March 29, 2009 and (ii) the delivery of certificates required under Section 5.1(g) of the Credit Agreement for the fiscal months ended January 25, 2009 and March 1, 2009 by the date due.

SECTION 3.   REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment: (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except to the extent stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default will exist.

SECTION 4.   CONDITIONS PRECEDENT. This Amendment shall become effective on the date on which the Administrative Agent shall have received the following:

(a)       Counterparts of this Amendment signed by the Borrower and the Required Lenders.

(b)       A Confirmation substantially in the form of Exhibit A signed by each Loan Party.

(c)       Payment of all invoiced fees and expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection herewith.

(d)       An amendment fee for each Lender that delivers a signed counterpart to this Amendment to the Administrative Agent, prior to 12:00 p.m. (Chicago time) on April 13, 2009, in an amount equal to the product of 0.25% multiplied by the sum of (i) such Lender’s Revolving Commitment (as reduced by this Amendment) and (ii) the outstanding principal amount of such Lender’s Term Loans.

SECTION 5.	MISCELLANEOUS.

5.1       Continuing Effectiveness, etc. After giving effect to this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness hereof, all references to the Credit Agreement in any Loan Document shall be deemed to refer to the Credit Agreement as amended hereby. The waivers contained in Section 2 are limited to the matters specifically set forth therein and shall not be deemed to constitute a waiver or amendment with respect to any other matter whatsoever.

5.2       Incorporation of Credit Agreement Provisions. The provisions of Sections 1.3 (Terms Generally), 9.7 (Severability), 9.10 (Waiver of Jury Trial) and 9.11 (Headings) of the Credit Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.

5.3       Signing in Counterparts. This Amendment may be signed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A signature hereto delivered by facsimile or in .pdf format shall be effective as delivery of an original counterpart.

5.4       Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

5.5       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.6       Reduction of Commitments. Concurrently with the effectiveness of this Amendment, the Revolving Commitments shall be reduced by $5,000,000 (such reduction to be applied ratably to the respective Revolving Commitments of the Lenders in accordance with their Revolving Percentages).

[Remainder Of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

PATRICK INDUSTRIES, INC.
By /s/ Andy L. Nemeth
Name: Andy L. Nemeth
Title: Executive Vice President - Finance
JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By /s/ Michael E. Lewis
Name: Michael E. Lewis
Title: Senior Vice President
FIFTH THIRD BANK
By /s/ David R. Garcia
Name: David R. Garcia
Title: Vice President

BANK OF AMERICA, N.A., as successor to LaSalle Bank National Association
By /s/ Scott W. Vokey
Name: Scott W. Vokey
Title: Senior Vice President

KEY BANK, NATIONAL ASSOCIATION
By /s/ Ryan J. Watkins
Name: Ryan J. Watkins
Title: Vice President

RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger with Charter One Bank
By /s/ Thomas F. Thompson
Name: Thomas F. Thompson
Title: Vice President

ASSOCIATED BANK
By /s/ Michael A. McPeek
Name: Michael A. McPeek
Title: Senior Vice President

NATIONAL CITY BANK
By_______________________________________
Name:
Title:

1ST SOURCE BANK
By /s/ Jeff Baker
Name: Jeff Baker
Title: Senior Vice President

SCHEDULE 1.1(b)

BORROWING BASE AMOUNTS

Period	Amount
January 1, 2009 - April 30, 2009	$25,000,000
May 1, 2009 - May 31, 2009	$27,000,000
June 1, 2009 - June 30, 2009	$26,000,000
July 1, 2009 – July 31, 2009	$27,000,000
August 1, 2009 – August 31, 2009	$29,000,000
September 1, 2009 - September 30, 2009	$27,000,000
October 1, 2009 - October 31, 2009	$26,000,000
November1, 2009 – December 31, 2009	$25,000,000
January 1, 2010 - January 31, 2010	$19,000,000
February 1, 2010 - March 31,2010	$23,000,000
April 1, 2010 - June 30, 2010	$25,000,000
July 1, 2010 - August 31, 2010	$28,000,000
September 1, 2010 - October 31, 2010	$23,000,000
November 1, 2010 - November 30, 2010	$21,000,000
December 1, 2010 - December 31, 2010	$19,000,000

SCHEDULE 2.1

COMMITMENTS

Bank	Revolver Commitment	Term Loan Commitment	Total Commitment

JPMorgan Chase Bank, N.A	$5,454,545.44	$6,515,535.42	$11,970,080.86
Fifth Third Bank	$4,909,090.91	$5,863,981.81	$10,773,072.72
Bank of America, N.A	$4,431,818.19	$5,293,872.46	$ 9,725,690.65
Key Bank, National Association	$4,431,818.19	$5,293,872.46	$ 9,725,690.65
RBS Citizens, National Association	$4,431,818.19	$5,293,872.46	$ 9,725,690.65
Associated Bank	$3,613,636.36	$4,316,542.16	$ 7,930,178.52
National City Bank	$1,363,636.36	$1,628,883.83	$ 2,992,520.19
1st Source Bank	$1,363,636.36	$1,628,883.83	$ 2,992,520.19
Total	$30,000,000.00	$35,835,444.43	$65.835,444.43

SCHEDULE 6.8

CONSOLIDATED EBITDA

Fiscal Month (ended on or closest to)	Fiscal month then ending	Fiscal two months then ending
March 29,2009	N/A	N/A
April 26, 2009	N/A	N/A
May 31, 2009	N/A	N/A
June 28, 2009	$279,300	N/A
July 26, 2009	$189,700	$797,300
August 30, 2009	$785,100	$1,657,100
September 27, 2009	$648,800	$2,437,600
October 25, 2009	$466,500	$1,896,000
November 29, 2009	$404,300	$1,480,300
December 31, 2009	($206,200)	$570,400
January 31, 2010	($1,215,750)	($1,090,200)
February 28, 2010	$527,850	$208,420
March 31,2010	$396,250	$1,570,970
April 30, 2010	$549,000	$1,606,925
May 31, 2010	$797,250	$2,288,625
June 30, 2010	$358,200	$1,964,270
July 31, 2010	$152,000	$867,340
August 31, 2010	$1,092,400	$2,115,480
September 30, 2010	$597,900	$2,873,510
October 31, 2010	$635,500	$2,096,780
November 30, 2010	$284,350	$1,563,745
December 31, 2010	($288,600)	$319,855

EXHIBIT A

FORM OF CONFIRMATION

April 14, 2009

To:	JPMorgan Chase Bank, N.A., individually and as Administrative
Agent, and the other financial institutions that are
parties to the Credit Agreement referred to below

Please refer to the Third Amendment and Waiver dated as of the date hereof (the “Amendment”) to the Credit Agreement dated as of May 18, 2007 (the “Credit Agreement”) among Patrick Industries, Inc., an Indiana corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that such undersigned has received a copy of the Amendment and that, after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

PATRICK INDUSTRIES, INC.

By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President - Finance

ADORN HOLDINGS, INC.

By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Treasurer and Secretary

ADORN, LLC

By:	/s/ Andy L. Nemeth
Andy L. Nemeth
Treasurer and Secretary